UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

KATAPULT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39116	84-2704291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5360 Legacy Drive, Building 2 Plano, TX	75024
(Address of principal executive offices)	(Zip Code)

(833) 528-2785
(Registrant’s telephone number, including area code:)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	KPLT	The Nasdaq Stock Market LLC
Redeemable Warrants	KPLTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Amended and Restated Loan and Security Agreement

On June 12, 2025, Katapult SPV-1 LLC (the “Borrower”), Katapult Group, Inc. (“Holdings”), Katapult Holdings, Inc. (the “Company”), Midtown Madison Management LLC (the “Agent”) and the lenders party thereto (the “Lenders”) entered into an Amended and Restated Loan and Security Agreement (the “Refinancing Agreement”), which amends and restates in full the Loan and Security Agreement, dated as of May 14, 2019 (as amended, amended and restated, supplemented, revised, or otherwise modified from time to time prior to the date hereof), by and among Borrower, Holdings, the Company, the Agent, and the lenders party thereto (the “Existing Credit Agreement”).

The Refinancing Agreement provides for an amended and upsized revolving credit facility (the “New Revolving Facility”) in an initial committed amount of $110,000,000, which represents a continuation in full of the revolving credit facility under the Existing Credit Agreement, with all of the revolving advances outstanding under the Existing Credit Agreement having been automatically converted into (and are deemed to be) revolving advances under the New Revolving Facility, and with the New Revolving Facility including a tranche of $20,000,000 of new commitments. Advances made and outstanding under the New Revolving Facility may not exceed the lesser of (x) $110,000,000 and (y) the product of an advance rate of 91.00% (increasing to (a) 95.00% following a Requisite Stockholder Approval, (b) 96.00% on the earlier of September 1, 2025 and the first day of the next calendar month following the occurrence of the Requisite Stockholder Approval, (c) 97.00% on October 1, 2025 and (d) 99.00% on November 1, 2025) multiplied by an adjusted current lease balance for eligible leases pledged as collateral under the Refinancing Agreement. The New Revolving Facility matures on the Maturity Date.

The Refinancing Agreement also provides for an amended term loan facility (the “New Term Loan”) in an initial principal amount of $32,654,469.23, representing a continuation of, on a cashless conversion basis, the term loans outstanding under the Existing Credit Agreement (including any outstanding original issue discount and accrued and unpaid interest). The maturity date applicable to the New Term Loan is the earlier of (x) December 4, 2026 and (y) if, by September 1, 2025, the conversion of the New Term Loan and/or fees and interest thereon (the “Conversion Amount”) into Conversion Stock (as defined herein) upon the Term Loan Conversion (as defined herein), the issuance of the Warrant Shares (as defined herein) upon the exercise of the Warrants (as defined herein) and, if needed, an amendment to the charter to increase the authorized and unissued common stock, par value $0.0001 per share, of the Company (“Common Stock”) has not been duly authorized by all requisite action of the Company, its board of directors and a majority of votes cast by the Company’s stockholders (the “Requisite Stockholder Approval”), September 1, 2025 (such earlier date, the “Maturity Date”). The New Term Loan will not amortize.

Borrowings under the New Revolving Facility bear interest at a rate per annum equal to a term Secured Overnight Financing Rate (“SOFR”)-based rate, subject in each case to a 3% floor and an applicable credit adjustment spread of 0.10%, plus 7.00% per annum. The New Term Loan bears interest at a rate per annum equal to 18.00%, which interest accrues to the principal balance as paid-in-kind (“PIK”) interest on a weekly basis.

The Refinancing Agreement contains certain financial covenants, each as defined in the Refinancing Agreement, including Minimum Trailing Three-Month Net Origination levels, Minimum Liquidity and compliance with a Term Advance Rate. The Refinancing Agreement is also subject to certain negative and affirmative covenants. The negative covenants limit our ability to, among other things: incur additional indebtedness; pay dividends, redeem stock or make other distributions; amend our material agreements; make investments; create liens; transfer or sell the collateral or other assets; make negative pledges; consolidate, merge, sell or otherwise dispose of all or substantially all of our assets; and enter into certain transactions with affiliates.

Following the receipt of the Requisite Stockholder Approval, on or at any time after the earliest to occur of (i) the date that is twelve (12) months from date of receipt of the Requisite Stockholder Approval, (ii) June 30, 2026 or (iii) the occurrence of an Event of Default that is then continuing under and as defined in the Refinancing Agreement, Class B Lenders (as defined in the Refinancing Agreement) holding 51% of the New Term Loans shall have the right to cause all Class B Lenders to convert up to 100% of the outstanding New Term Loans in a minimum Conversion Amount (as defined in the Refinancing Agreement) of $1,000,000 (or such lesser amount if such lesser amount constitutes the remaining outstanding advances under the Term Loan), into duly authorized, validly issued, fully paid and nonassessable shares of Common Stock of the Company (“Conversion Stock”) plus cash in lieu of fractional shares (the “Term Loan Conversion”). The number of shares of Conversion Stock issuable upon any such conversion shall be determined by dividing (x) the relevant Conversion Amount by (y) the greater of (A) $2.00 per share of Conversion Stock and (B) a price per share of Conversion Stock at a discount (the “Discount”) of 50% to the average of the volume-weighted average prices of the Common Stock of the Company for the 20 consecutive trading day period ending on the date of the applicable notice of conversion (the “VWAP Period”); provided, however, that in the event that the volume-weighted average price of the Common Stock of the Company on any such trading day during the VWAP Period exceeds $10.00 per share, for each $0.50 per share increase in excess of $10.00, the Discount shall be reduced by 5%, up to $15.00 per share, at and above which the Discount shall be 0%. The Term Loan may be repaid at any time prior to the Term Loan Conversion without any prepayment penalty or fee. The Company, Holdings and Borrower intend to continue to pursue strategic alternatives to repay the Term Loan, including refinancing the Refinancing Agreement, equity capital raises and a sale of the business. There can be no assurances that these efforts will be successful. If the Company, Holdings or the Borrower enters into an agreement for a transaction that, after consummation thereof, results in (x) the stockholders of the Company ceasing to own a majority of the total voting power of the Company, or the Company or the stockholders of the Company ceasing to directly or indirectly own a majority of the consolidated total assets of the Company and its subsidiaries taken as a whole and (y) all outstanding amounts under the loans under the Refinancing Agreement being repaid in full, and if approval, consent or clearance under antitrust or other laws or regulations is required in order to consummate such transaction, then the Company, Holdings and/or the Borrower may temporarily suspend the exercisability of any conversion right described above for a period of up to 120 days in order to permit the Company, Holdings and/or the Borrower to seek and obtain such approval, consent or clearance (and if all such approvals, consents and/or clearances are received within such 120 day period, the Company, Holdings and/or the Borrower may further extend such suspension for ten days to facilitate the consummation of such transaction).

The Refinancing Agreement is secured by substantially all of the assets of the Borrower, Holdings and the Company, subject to certain exceptions. Holdings and the Company guarantee payment of all obligations of the Borrower under the Refinancing Agreement.

In connection with the Refinancing Agreement the Lenders also waived certain Existing Defaults (as defined in the Refinancing Agreement) existing as of the closing date, with such waiver subject to occurrence of the Requisite Stockholder Approval before September 1, 2025.

The rights of the Lenders under the Refinancing Agreement are fully transferable and assignable.

In connection with the Refinancing Agreement, the Company issued Warrants as described below.

This description of the Refinancing Agreement does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Refinancing Agreement which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Warrant

The Company issued the Warrants to Purchase Stock (each a “Warrant” and collectively, the “Warrants”) to certain entities affiliated with Blue Owl Capital Inc. (each a “Holder” and collectively, the “Holders”) on June 12, 2025 (the “Issue Date”) in connection with the Refinancing Agreement. The Warrants expire on June 12, 2032 (the “Expiration Date”).

The Warrants entitle the Holders to purchase up to an aggregate of 486,264 shares of Common Stock of the Company (the “Warrant Shares”) at an exercise price of $0.01 per share, subject to adjustment as described below. The Warrants may be exercised upon the earliest to occur of: (i) the completion of the Requisite Special Stockholder Meeting (as defined in the Refinancing Agreement) (regardless of the outcome of the vote); (ii) upon any cancellation or revocation of the Requisite Special Stockholder Meeting; (iii) an Acquisition (as defined in the Refinancing Agreement); (iv) the repayment in full of all Obligations (as defined in the Refinancing Agreement) under the Refinancing Agreement; (v) the occurrence of an Event of Default (as defined in the Refinancing Agreement) under the Refinancing Agreement that has not been waived in accordance with the terms thereof; (vi)

the revocation of any waiver of Existing Defaults (as defined in the Refinancing Agreement) in accordance with the terms of the Refinancing Agreement; or (vii) the date that is six months from the Issue Date.

The Warrants may be exercised for cash or on a cashless basis. Each Warrants may be exercised upon surrender of such Warrant, together with a notice of exercise, to the Company. Promptly after the Holder of the Warrant exercises the Warrant and, if applicable, the Company receives payment for the shares issuable upon such exercise, the Company will deliver to such Holder certificates for the shares acquired and, if the Warrant has not been fully exercised and has not expired, a new warrant of like tenor representing a warrant to purchase the shares not yet acquired. If, upon exercise of a Warrant, the applicable Holder would be entitled to receive a fractional interest in a share, the Company will, upon exercise, round down to the nearest whole number of shares of Common Stock to be issued to such Holder and eliminate the fractional interest by paying such Holder the amount computed by multiplying the fractional interest by the fair market value of a full share, as determined in accordance with the terms of the Warrant.

The Holders do not have the rights or privileges of holders of Common Stock of the Company and any voting rights until they exercise the Warrants and receives shares of Common Stock. After the issuance of shares of Common Stock upon exercise of the Warrants, in whole or in part, the Holders will be entitled to one (1) vote for each share held of record on all matters to be voted on by stockholders.

If the Company, at any time while the Warrants are outstanding: (a) pays a dividend on the shares payable in Common Stock, (b) subdivides the outstanding shares into a greater number of shares, (c) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (d) issues by reclassification of shares of Common Stock any shares of capital stock of the Company, then in each such case (i) the exercise price will be adjusted by multiplying the exercise price then in effect by a fraction, the numerator of which equals the number of shares of Common Stock outstanding immediately prior to such event (excluding treasury shares, if any), and the denominator of which equals the number of shares of Common Stock outstanding immediately after such event (excluding treasury shares, if any), and (ii) the number of shares issuable under the Warrants will be concurrently adjusted by multiplying such number by the reciprocal of such fraction. Such adjustments will take effect on the effective date of such dividend, subdivision, combination or issuance by reclassification, as the case may be.

Upon the closing of any Acquisition, the Warrants will become exercisable for the same securities, cash, and property as would be payable for the shares issuable upon exercise of the unexercised portion of the Warrants as if such shares were outstanding on the record date for the Acquisition and subsequent closing, and the exercise price shall be adjusted accordingly; provided, however, that (i) in the event of an Acquisition in which the consideration to be received by the Company’s stockholders consists solely of cash, solely of Marketable Securities (as defined in the Warrants) or a combination of cash and Marketable Securities (a “Cash/Public Acquisition”), and the fair market value of one share as determined in accordance the terms of the Warrants would be greater than the exercise price in effect on such date immediately prior to such Cash/Public Acquisition, and the Holders have not exercised the Warrants in full, then the Warrants shall automatically be deemed to be cashless exercised as to all shares for which it has not been previously exercised effective immediately prior to and contingent upon the consummation of such Cash/Public Acquisition, and (ii) in the event of a Cash/Public Acquisition where the fair market value of one share as determined in accordance with the terms of the Warrants would be less than the exercise price in effect immediately prior to such Cash/Public Acquisition, then the Warrants will expire immediately prior to the consummation of such Cash/Public Acquisition.

This description of the Warrants does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Form of Warrant, which is attached as Exhibit 4.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Warrants and the Term Loan Conversion is incorporated by reference into this Item 3.02.

Item 8.01 Other Events.

In connection with the Refinancing Transaction, the Company is supplementing the risk factors previously disclosed in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 that it filed with the SEC on May 15, 2025 with the risk factor disclosure filed as Exhibit 99.1 hereto. These risk factors should be read in conjunction with the risk factors included in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 that the Company filed with the SEC on May 15, 2025.

Important Information for Investors and Stockholders

The issuance of equity securities in connection with the Refinancing Transaction will be submitted to the Company’s stockholders for their consideration, and the Company will file with the Securities and Exchange Commission (the “SEC”) a proxy statement to be used to solicit stockholder approval of the proposed transaction, as well as other relevant documents concerning the Refinancing Transaction. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement and the SEC filings that will be incorporated by reference in the proxy statement will also be provided to the Company’s stockholders, without charge, by directing a request to: Katapult Holdings, Inc., 5360 Legacy Drive, Building 2, Plano, Texas 75024-3105, Attention: Corporate Secretary, or emailing ir@katapultholdings.com.

Participants in the Solicitation

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in favor of the transaction. Information concerning persons who may be deemed participants in the solicitation of the Company’s stockholders under the rules of the SEC will be set forth in the proxy statement when it is filed with the SEC.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “believe,” “expect,” “intend,” “will,” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, statements regarding our ability to complete the proposed Refinancing Transaction, our ability to obtain stockholder approval for the issuance of equity securities in connection with the Refinancing Transaction, and our ability to satisfy the other conditions to closing in the Refinancing Agreement. These statements are not guarantees of future performance and actual results could differ materially from our current expectations. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable us and our management, are inherently uncertain and are subject to various risks and uncertainties, including, without limitation those risks and uncertainties, including but not limited to, those factors discussed in greater detail in the risk factor disclosure filed as Exhibit 99.1 hereto, in the section entitled “Risk Factors” in our periodic reports filed with the Securities and Exchange Commission (“SEC”) including the Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 that we filed with the SEC on May 15, 2025 and similar disclosures in subsequent periodic and current reports filed with the SEC, which are available on the SEC website at www.sec.gov. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report on Form 8-K and should not be relied upon as representing our views as of any subsequent date. We explicitly disclaim any obligation to update any forward-looking statements, other than as may be required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Amended and Restated Loan and Security Agreement, dated as of June 12, 2025, by and among Katapult SPV-1 LLC, Katapult Group, Inc, Katapult Holdings, Inc., Midtown Madison Management LLC and the lenders party thereto.
4.1	Form of Warrant to Purchase Stock, dated as of June 12, 2025, issued by Katapult Holdings, Inc., to certain entities affiliated with Blue Owl Capital Inc. as holders.
99.1	Risk Factor Disclosure
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 13, 2025
		Name:	Orlando Zayas
		Title:	Chief Executive Officer